UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003



                               REFOCUS GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                         0-32543               75-2910096
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
      incorporation)                                         Identification No.)

             10300 North Central Expressway
                          Suite 104
                        Dallas, Texas                             75231
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (214) 368-0200



          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1 Press release issued by Refocus Group, Inc. on May 8, 2003, announcing its results of operations for the quarterly period ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

         In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the registrant hereby furnishes the information required by Item 12 of Form 8-K.

         On May 8, 2003, Refocus Group, Inc. issued a press release announcing its results of operations for the quarterly period ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. A copy is also available on Refocus' website at www.refocus-group.com. In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REFOCUS GROUP, INC.




Date:   May 14, 2003                        By:  /s/ Mark A. Cox
                                               --------------------------------
                                               Name: Mark A. Cox
                                               Title: Vice President and
                                                      Chief Financial Officer